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                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Hartford Mutual Funds II, Inc. does hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of The Hartford Mutual Funds II, Inc. for the period ended April 30, 2007 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: June 19, 2007                     By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President


Date: June 19, 2007                     By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                        Its: Vice President, Treasurer and
                                             Controller

A signed original of this written statement required by Section 906 has been provided to The Hartford Mutual Funds II, Inc. and will be retained by The Hartford Mutual Funds II, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.